                                                               SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

       1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

            i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

            ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

            iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"- any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
          INVESCO CALIFORNIA MUNICIPAL SECURITIES
          INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENTS FUND, INC.
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          INVESCO VALUE MUNICIPAL BOND TRUST

INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:       /s/ John M. Zerr
          ---------------------------
Title:    Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

      AIM EQUITY FUNDS                                                  EFFECTIVE EXPIRATION
   (INVESCO EQUITY FUNDS)                WAIVER DESCRIPTION               DATE       DATE
------------------------------ ---------------------------------------- --------- ----------
Invesco Constellation Fund.... Invesco will waive advisory fees to the extent necessary so that advisory fees
                               Invesco receives do not exceed the
                               annualized rates listed below.           3/27/2006 12/31/2012
                               0.695% of the first $250M
                               0.615% of the next $4B
                               0.595% of the next $750M
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B
       AIM TREASURER'S
        SERIES TRUST
    (INVESCO TREASURER'S                                                EFFECTIVE EXPIRATION
        SERIES TRUST)                    WAIVER DESCRIPTION               DATE       DATE
------------------------------ ---------------------------------------- --------- ----------
Premier Portfolio............. Invesco will waive advisory fees in the amount of 0.07% of the Fund's
                               average daily net assets                  2/1/2011 12/31/2012
Premier U.S. Government Money  Invesco will waive advisory fees in the
  Portfolio................... amount of 0.07% of the Fund's
                               average daily net assets                  2/1/2011 12/31/2012

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE   COMMITTED UNTIL
---------                                        ----------------- ---------------
Invesco California Tax-Free Income Fund......... February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund.....................   June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund........... February 12, 2010  June 30, 2013
Invesco Floating Rate Fund......................   July 1, 2007     June 30, 2013
Invesco S&P 500 Index Fund...................... February 12, 2010  June 30, 2013
Invesco Global Real Estate Income Fund..........   July 1, 2007     June 30, 2013
Invesco U.S. Quantitative Core Fund.............   July 1, 2007     June 30, 2013
Invesco Van Kampen American Franchise Fund...... February 12, 2010  June 30, 2013
Invesco Van Kampen Equity and Income Fund....... February 12, 2010  June 30, 2013
Invesco Van Kampen Growth and Income Fund....... February 12, 2010  June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free Income
  Fund.......................................... February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Growth Fund........ February 12, 2010  June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
       ---------                          -------------- ---------------
       Invesco Charter Fund.............. July 1, 2007    June 30, 2013
       Invesco Constellation Fund........ July 1, 2007    June 30, 2013
       Invesco Disciplined Equity Fund... July 14, 2009   June 30, 2013
       Invesco Diversified Dividend Fund. July 1, 2007    June 30, 2013
       Invesco Summit Fund............... July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

    FUND                                      EFFECTIVE DATE COMMITTED UNTIL
    ----                                      -------------- ---------------
    Invesco European Small Company Fund......  July 1, 2007   June 30, 2013
    Invesco Global Core Equity Fund..........  July 1, 2007   June 30, 2013
    Invesco International Small Company Fund.  July 1, 2007   June 30, 2013
    Invesco Small Cap Equity Fund............  July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

    FUND                                    EFFECTIVE DATE   COMMITTED UNTIL
    ----                                   ----------------- ---------------
    Invesco Convertible Securities Fund... February 12, 2010  June 30, 2013
    Invesco Global Quantitative Core Fund.   July 1, 2007     June 30, 2013
    Invesco Mid Cap Core Equity Fund......   July 1, 2007     June 30, 2013
    Invesco Small Cap Growth Fund.........   July 1, 2007     June 30, 2013
    Invesco Van Kampen Leaders Fund....... February 12, 2010  June 30, 2013
    Invesco Van Kampen U.S. Mortgage Fund. February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

   FUND                                        EFFECTIVE DATE COMMITTED UNTIL
   ----                                        -------------- ---------------
   Invesco Asia Pacific Growth Fund...........  July 1, 2007   June 30, 2013
   Invesco European Growth Fund...............  July 1, 2007   June 30, 2013
   Invesco Global Growth Fund.................  July 1, 2007   June 30, 2013
   Invesco Global Opportunities Fund.......... August 1, 2012  June 30, 2013
   Invesco Global Select Companies Fund....... August 1, 2012  June 30, 2013
   Invesco Global Small & Mid Cap Growth Fund.  July 1, 2007   June 30, 2013
   Invesco International Growth Fund..........  July 1, 2007   June 30, 2013
   Invesco International Core Equity Fund.....  July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco Balanced-Risk Allocation Fund*...........   May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**.. November 29, 2010  June 30, 2013
Invesco China Fund...............................   July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***............. February 12, 2010  June 30, 2013
Invesco Developing Markets Fund..................   July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund.............   May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund.   June 14, 2010    June 30, 2013
Invesco Endeavor Fund............................   July 1, 2007     June 30, 2013
Invesco Global Advantage Fund.................... February 12, 2010  June 30, 2013
Invesco Global Health Care Fund..................   July 1, 2007     June 30, 2013
Invesco International Total Return Fund..........   July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund...................... February 12, 2010  June 30, 2013
Invesco Premium Income Fund...................... December 13, 2011  June 30, 2013
Invesco Small Companies Fund.....................   July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

   FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
   ----                                    ----------------- ---------------
   Invesco Dynamics Fund..................   July 1, 2007     June 30, 2013
   Invesco Global Real Estate Fund........   July 1, 2007     June 30, 2013
   Invesco High Yield Fund................   July 1, 2007     June 30, 2013
   Invesco High Yield Securities Fund..... February 12, 2010  June 30, 2013
   Invesco Limited Maturity Treasury Fund.   July 1, 2007     June 30, 2013
   Invesco Money Market Fund..............   July 1, 2007     June 30, 2013
   Invesco Municipal Bond Fund............   July 1, 2007     June 30, 2013
   Invesco Real Estate Fund...............   July 1, 2007     June 30, 2013
   Invesco Short Term Bond Fund...........   July 1, 2007     June 30, 2013
   Invesco U.S. Government Fund...........   July 1, 2007     June 30, 2013
   Invesco Van Kampen Corporate Bond Fund. February 12, 2010  June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco Energy Fund.........................   July 1, 2007     June 30, 2013
 Invesco Gold & Precious Metals Fund.........   July 1, 2007     June 30, 2013
 Invesco Leisure Fund........................   July 1, 2007     June 30, 2013
 Invesco Technology Fund.....................   July 1, 2007     June 30, 2013
 Invesco Technology Sector Fund.............. February 12, 2010  June 30, 2013
 Invesco Utilities Fund......................   July 1, 2007     June 30, 2013
 Invesco Value Fund.......................... February 12, 2010  June 30, 2013
 Invesco Van Kampen American Value Fund...... February 12, 2010  June 30, 2013
 Invesco Van Kampen Comstock Fund............ February 12, 2010  June 30, 2013
 Invesco Van Kampen Mid Cap Growth Fund...... February 12, 2010  June 30, 2013
 Invesco Van Kampen Small Cap Value Fund..... February 12, 2010  June 30, 2013
 Invesco Van Kampen Value Opportunities Fund. February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                             EFFECTIVE DATE   COMMITTED UNTIL
----                                            ----------------- ---------------
Invesco Tax-Exempt Cash Fund...................   July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund.............   July 1, 2007     June 30, 2013
Invesco Van Kampen High Yield Municipal Fund... February 12, 2010  June 30, 2013
Invesco Van Kampen Intermediate Term Municipal
  Income.......................................
Fund........................................... February 12, 2010  June 30, 2013
Invesco Van Kampen Municipal Income Fund....... February 12, 2010  June 30, 2013
Invesco Van Kampen New York Tax Free Income
  Fund......................................... February 12, 2010  June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation Fund****... December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund....................   July 1, 2007     June 30, 2013
Invesco V.I. Diversified Income Fund.............   July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund........... February 12, 2010  June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund....... February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund............. February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund.............   July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund.............   July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund..........   July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund.....................   July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund.......... February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund...........   July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund............   July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund...................   July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund.................. February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund...............   July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund.....................   July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund......................   July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund... February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund............ February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund... February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund... February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund...... February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund...... February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund.   July 1, 2007     June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST

       FUND                               EFFECTIVE DATE COMMITTED UNTIL
       ----                               -------------- ---------------
       Government TaxAdvantage Portfolio.  July 1, 2007   June 30, 2013
       STIC Prime Portfolio..............  July 1, 2007   June 30, 2013
       Treasury Portfolio................  July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco California Insured Municipal Income Trust.  June 1, 2010   June 30, 2013
Invesco California Municipal Securities...........  June 1, 2010   June 30, 2013
Invesco California Quality Municipal Securities...  June 1, 2010   June 30, 2013
Invesco High Yield Investments Fund, Inc..........  June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust......  June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust II...  June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust III..  June 1, 2010   June 30, 2013
Invesco Municipal Premium Income Trust............  June 1, 2010   June 30, 2013
Invesco New York Quality Municipal Securities.....  June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust............  June 1, 2010   June 30, 2013
Invesco Quality Municipal Investment Trust........  June 1, 2010   June 30, 2013
Invesco Quality Municipal Securities..............  June 1, 2010   June 30, 2013
Invesco Value Municipal Bond Trust................  June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust..............  June 1, 2010   June 30, 2013
Invesco Value Municipal Securities................  June 1, 2010   June 30, 2013
Invesco Value Municipal Trust.....................  June 1, 2010   June 30, 2013